LEASES (Notes)	6 Months Ended
Jul. 04, 2020
Leases [Abstract]
LEASES
NOTE 7. LEASES
During the quarter and year-to-date, $1 million (2019 – less than $1 million) and $2 million (2019 – $1 million), respectively, of payments related to short-term leases was included in cost of sales. During the quarter and year-to-date, finance costs include less than $1 million (2019 – less than $1 million) related to lease liabilities.
During the quarter and year-to-date, total cash outflows related to all leases were $4 million (2019 – $3 million) and $8 million (2019 – $7 million), respectively.
Leases of certain production equipment contain residual value guarantees of the right-of-use assets at the end of the contract term. At period-end, the expected amount payable under these residual value guarantees was less than $1 million (2019 – less than $1 million).